                                                                                       [Executives]

ESSEX PROPERTY TRUST, INC.
ESSEX PORTFOLIO, L.P.
2007 OUTPERFORMANCE PLAN
AWARD AGREEMENT

Name of Grantee:    (“Grantee”)
No. of LTIP Units:
Participation Percentage:
Grant Date:         ____________________, 2007

RECITALS

A.  The Grantee is an executive of Essex Property Trust, Inc., a Maryland corporation (the “Company”), which is the general partner of Essex Portfolio, L.P., a California limited partnership through which the Company conducts substantially all of its operations (“EPLP”).

B.  EPLP has adopted the 2007 Outperformance Plan (the “Outperformance Plan”) to provide the Company’s executives with incentive compensation.  The Outperformance Plan was adopted effective as of December 4, 2007 by the Board of Directors of the Company (the “Board”). The Board has delegated to the Compensation Committee of the Board (the “Committee”) the authority to administer the Outperformance Plan, including the authority to grant LTIP Units (as defined herein).  This award agreement (this “Agreement”) evidences an award to the Grantee under the Outperformance Plan (the “Award”), which is subject to the terms and conditions set forth herein.

C.  The Grantee was selected by the Committee to receive the Award.  The Committee, effective as of December 4, 2007, caused EPLP to (1) issue to the Grantee the number of LTIP Units (as defined herein) set forth above and (2) to award the Grantee the percentage of the Outperformance Pool (as defined herein) set forth above.

NOW, THEREFORE, the Company, EPLP and the Grantee agree as follows:

1.  Administration.  The Outperformance Plan and all awards thereunder, including this Award, shall be administered by the Committee, which in the administration of the Outperformance Plan shall have all the powers and authority it has in the administration of the 2004 Plan as set forth in the 2004 Plan.

2.  Definitions.  Capitalized terms used herein without definitions shall have the meanings given to those terms in the 2004 Plan. In addition, as used herein:

“2004 Plan” means the Essex Property Trust, Inc. 2004 Stock Incentive Plan, as amended, modified or supplemented from time to time.

“Additional Share Baseline Value” means, with respect to an Additional Share, the gross proceeds received by the Company or EPLP upon the issuance of such Additional Share, which amount shall be deemed to equal the price to the public if such Additional Share is issued in a public offering or, if such Additional Share is issued in exchange for assets or upon the acquisition of another entity, the cash value imputed to such Additional Share for purposes of such transaction by the parties thereto, as determined by the Committee, or, if no such value can be imputed, the Common Stock Price on the date of issuance.

“Additional Shares” means (without double counting) the sum of (A) the number of shares of Common Stock plus (B) the product of the Conversion Factor then in effect multiplied by the number of Units (other than those issued to the Company), in the case of each (A) and (B), to the extent issued after December 4, 2007 and on or before the Valuation Date in a capital raising transaction, in exchange for assets or upon the acquisition of another entity, but specifically excluding, without limitation, (i) shares of Common Stock issued upon exercise of stock options or upon the exchange (directly or indirectly) of Z Units or other Units issued to employees, non-employee directors, consultants, advisors or other person or entities as incentive compensation, (ii) restricted shares of Common Stock issued to employees or other persons or entities in exchange for services provided to the Company, (iii) currently unvested restricted shares of Common Stock awarded to employees or other person or entities in exchange for services provided as they become vested, (iv) Common Units issued upon conversion of
Z Units or other Units issued to employees, non-employee directors, consultants, advisors or other persons or entities as compensation, and (v) Z Units or other Units issued to employees, non-employee directors, consultants, advisors or other persons or entities as compensation.

 “Agreement” has the meaning set forth in Recital B.

“Award” has the meaning set forth in Recital B.

“Award LTIP Units” has the meaning set forth in Section 3 hereof.

“Baseline” means, as of the Valuation Date, an amount representing (a) the Baseline Value, multiplied by (I) the Initial Shares less any Initial Shares that have been redeemed or retired between December 4, 2007 and the Valuation Date, and (II) the sum of 100% plus the Target Return Percentage, plus (b) with respect to each Additional Share that has not been redeemed or retired prior to the Valuation Date, the product of (I) the Additional Share Baseline Value of such Additional Share, multiplied by (II) the sum of (A) 100% plus (B) the product of the Target Return Percentage, multiplied by a fraction the numerator of which is the number of days prior to and including such Valuation Date during which such Additional Share has been outstanding and the denominator of which is the number of days from and including December 4, 2007 to and including the Measurement Date; provided, that if the Valuation Date occurs prior to December 3, 2010 (other than as a result of clause (iii) of the definition of the Valuation Date), then for purposes of this definition in connection with the calculation of the Outperformance Pool as of the Valuation Date, the Measurement Date shall be the Valuation Date and the Target Return Percentage shall be multiplied by the Fraction.

“Baseline Value” means $98.91, which is the per share closing price of the Common Stock on the Effective Date.

“Board” has the meaning set forth in Recital B.

“Change of Control” has the meaning assigned to it in the Seventh Amendment to the Partnership Agreement.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” has the meaning set forth in Recital B.

“Common Stock” means the Company’s Common Stock, par value $0.0001 per share, either currently existing or authorized hereafter.

“Common Stock Price” means, as of a particular date, the average of the Fair Market Values of one share of the Common Stock for the twenty (20) days ending on, and including, such date (or, if such date is not a trading day, the most recent trading day immediately preceding such date); provided, however, that if such date is the date upon which a Change of Control occurs, the Common Stock Price as of such date shall be equal to the fair market value in cash, as determined by the Committee, of the total consideration paid or payable in the transaction resulting in the Change of Control for one share of Common Stock.

“Common Unit” has the meaning assigned to it in the Partnership Agreement.

“Company” has the meaning set forth in Recital A.

“Conversion Factor” has the meaning given to that term in the Partnership Agreement.

“Disability” has the meaning given to that term in the 2004 Plan.

 “Effective Date” means December 4, 2007.

“EPLP” has the meaning set forth in Recital A.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” has the meaning given to that term in the 2004 Plan.

“Family Member” of a Grantee, means the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant of the Grantee), a trust in which these persons (or the Grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than 50 percent of the voting interests.

“Fraction” means the number of whole calendar months that have elapsed between the Effective Date and the Valuation Date divided by 36.

“Initial Shares” means   shares of Common Stock and Units (other those held by the Company, with the number of Units multiplied by the Conversion Factor in effect as of the Effective Date) which are deemed to be outstanding as of the Effective Date.  For the avoidance of doubt, such number excludes (i) shares of Common Stock issuable upon exercise of stock options or upon the exchange (directly or indirectly) of Z Units or other Units issued to employees, non-employee directors, consultants, advisors or other persons or entities as incentive compensation, (iii) currently unvested restricted shares of Common Stock awarded to employees or other persons or entities in exchange for services provided to the Company, and (iv) Z Units or other Units issued to employees, non-employee directors, consultants, advisors or other persons or entities as incentive compensation.

“LTIP Units” means an LTIP Unit of limited partnership interest in EPLP with the rights set forth in the Partnership Agreement and issued pursuant to this Agreement as profits interests under the Outperformance Plan.

“Maximum Outperformance Pool Amount” means, as of the Valuation Date, $25,000,000, multiplied by the Total Participation Percentage as of the Valuation Date.

“Measurement Date” means December 3, 2010, except as otherwise defined for purposes of the definition of Baseline in certain circumstances, as described in such definition.

“OPP Unit Equivalent” has the meaning set forth in Section 3 hereof.

“Outperformance Plan” has the meaning set forth in Recital B.

“Outperformance Pool” means, as of the Valuation Date, a dollar amount calculated as follows: subtract the Baseline from the Total Return, in each case as of such Valuation Date, and multiply the resulting amount (or, if the resulting amount would be negative, zero) by 10%; provided, however, that in no event shall the Outperformance Pool as of such Valuation Date exceed the Maximum Outperformance Pool Amount as of such Valuation Date.

“Participation Percentage” means, as of the Valuation Date, the Grantee’s share of the Outperformance Pool as set forth above in the recitals in this Agreement.

“Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of EPLP, entered into as of September 30, 1997, among the Company and the limited partner party thereto, as amended from time to time.

“Partnership Units” means Partnership Units as such term is defined in the Partnership Agreement.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Target Return Percentage” means 30%, except as otherwise defined for purposes of the definition of Baseline in certain circumstances, as described in such definition.

“Total Participation Percentage” means the aggregate initial participation percentage of all awards granted and not forfeited under the Outperformance Plan.

“Total Return” means (without double counting), as of a particular date, an amount equal to the sum of (a) the Total Shares, multiplied by the Common Stock Price as of such date, plus (b) an amount equal to the sum of the total of all dividends and other distributions actually paid between December 4, 2007 and such date (excluding dividends and distributions paid in the form of additional shares of Common Stock or Units), in respect of (i) the Initial Shares and (ii) the Additional Shares if and to the extent such Additional Shares were outstanding on the record date with respect to the applicable dividend or distribution so paid.

“Total Shares” means (without double counting), as of a particular date of determination, the sum of: (a) the number of shares of Common Stock included in the Initial Shares and the Additional Shares, plus (b) the product of the Conversion Factor then in effect multiplied by the number of Units included in the Initial Shares and Additional Shares (other than those owned by the Company), in the case of each (a) and (b), to the extent outstanding on the Valuation Date.

“Transfer” has the meaning set forth in Section 6 hereof.

“Units” means all Partnership Units, outstanding or issuable upon the conversion, exercise, exchange or redemption of any securities of any kind convertible, exercisable, exchangeable or redeemable for Common Units (other than LTIP Units issued under this Agreement or LTIP Units issued under any similar agreement prior to the determination of any performance based vesting hurdles with respect thereto).

“Valuation Date” means the earliest of (i) the Measurement Date, (ii) the date upon which a Change of Control shall occur, and (iii) the last day of a 30 consecutive calendar day period, which occurs in the six-month period immediately preceding the Measurement Date, during which on each day in that 30-day period, the Outperformance Pool would have reached the Maximum Outperformance Pool Amount if such day had been the Valuation Date.

“Z Units” means the Series Z Incentive Units and Series Z-1 Incentive Units, as these terms are defined in the Partnership Agreement.

3.  Outperformance Award.

(a)  The Grantee is hereby granted an Award consisting of the number of LTIP Units set forth above (“Award LTIP Units”), which (A) shall be subject to forfeiture or increase to the extent provided in this Section 3 as set forth below and (B) will be subject to vesting as provided in Sections 4 and 7 hereof.

(b)  As soon as practicable following the Valuation Date, but as of the Valuation Date, the Committee shall determine the Outperformance Pool (if any) and then perform the following calculations with respect to this Award: Multiply (w) the Outperformance Pool calculated as of the Valuation Date by (x) the Grantee’s Participation Percentage as of the Valuation Date, then divide the result by the product of (y) the Common Stock Price calculated as of the Valuation Date, multiplied by (z) the Conversion Factor on the Valuation Date; the resulting number is hereafter referred to as the “OPP Unit Equivalent”;

(c)  If the OPP Unit Equivalent is smaller than the number of Award LTIP Units, then the Grantee, as of the Valuation Date, shall forfeit a number of Award LTIP Units equal to the difference and thereafter the term Award LTIP Units will refer only to the remaining Award LTIP Units that were not forfeited.  If the OPP Unit Equivalent is greater than the number of Award LTIP Units, then, upon the performance of such calculation:  (A) the Grantee, as of the Valuation Date, shall be automatically granted a number of additional LTIP Units equal to the difference, and such additional LTIP Units shall be added to the Award LTIP Units and thereby become part of this Award, (B) the Company and EPLP shall take such corporate or partnership action as is necessary to accomplish the grant of such additional LTIP Units, (C) the Grantee shall execute and deliver in connection with such grant such documents, comparable to the documents executed and delivered in connection with this Agreement, as the Company and/or EPLP reasonably request in order to comply with all applicable legal requirements, including, without limitation, federal and state securities laws and (D) thereafter the term Award LTIP Units will refer collectively to the Award LTIP Units prior to such additional grant plus such additional LTIP Units.  If the OPP Unit Equivalent is the same as the number of Award LTIP Units, then there will be no change to this Award.

(d)  Any forfeitures by the Grantee shall be retained by the Company.

4.  Termination of Grantee’s Position as Employee; Vesting; Change of Control.

(a)  If at any time the Grantee shall cease to be an employee of the Company for any reason, then all Award LTIP Units that remain unvested at such time shall automatically and immediately be forfeited by the Grantee, except that in the case of the death or Disability of the Grantee, the provisions of Section 7 shall apply, and except as provided in Sections 4(c) hereof.

(b)  The Award LTIP Units granted to Grantees shall vest as follows:  33% of the Award LTIP Units shall become vested on December 4, 2010, and an additional thirty-three percent (33%) and thirty-four percent (34%) of the Award LTIP Units shall become vested on each of the first (1st) and second (2nd) anniversaries thereof, respectively.

(c)  Anything in Section 4(b) hereof to the contrary notwithstanding, all unvested Award LTIP Units that have not previously been forfeited shall vest immediately upon the occurrence of a Change of Control, or the Grantee’s death or Disability.

5.  Distributions.  The Grantee holding the Award LTIP Units shall be entitled to receive distributions with respect to such Award LTIP Units to the extent provided for in the Partnership Agreement.

6.  Restrictions on Transfer.  None of the Award LTIP Units shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of, encumbered, whether voluntarily or by operation of law (each such action a “Transfer”), or redeemed in accordance with the Partnership Agreement unless such Transfer is in connection with a Change of Control and such Transfer is in accordance with the applicable terms and conditions of the Partnership Agreement; provided that, upon the approval of, and subject to the terms and conditions specified by, the Committee, vested Award LTIP Units may be Transferred and unvested Award LTIP Units that have been held for a period of at least two (2) years beginning on the date of grant specified above may be Transferred to the Grantee’s Family Members, provided that the transferee agrees in writing with the Company and EPLP to be bound by all of the terms and conditions of this Agreement.  In connection with any Transfer of Award LTIP Units, EPLP may require the Grantee to provide an opinion of counsel, satisfactory to EPLP, that such Transfer is in compliance with all federal and state securities laws (including, without limitation, the Securities Act).  Any attempted Transfer of Award LTIP Units not in accordance with the terms and conditions of this Section 6 shall be null and void, and EPLP shall not reflect on its records any change in record ownership of any LTIP Units as a result of any such Transfer, shall otherwise refuse to recognize any such Transfer and shall not in any way give effect to any such Transfer of any LTIP Units.   This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

7.  Death or Disability.

(a)  Notwithstanding any other provision herein, if, prior to the Valuation Date, the Grantee shall cease to be an employee of the Company as a result of his death or Disability, then (i) with respect to the Grantee the calculations provided in Section 3 shall be performed with respect to this Award immediately as if a Change of Control had occurred (with respect to the Grantee only) on the date of his death or Disability and (ii) all of the Award LTIP Units comprising this Award (after giving effect to the issuance of additional LTIP Units or forfeiture of Award LTIP Units pursuant to Section 3) shall automatically and immediately vest.

(b)  Notwithstanding any other provision herein, if, on or after the Valuation Date, the Grantee shall cease to be an employee of the Company as a result of his death or Disability, then all of the Grantee’s Award LTIP Units shall automatically and immediately vest.

8.  Changes in Capital Structure.  If (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization, significant repurchases of stock or other similar change in the capital structure of the Company, or any distribution to holders of Common Stock other than regular cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the Award, then the Committee shall take such action as in its discretion shall be necessary to maintain the Grantee’s rights hereunder so that they are substantially proportionate to the rights existing under this Agreement prior to such event, including, without limitation, adjustments in Award LTIP Units, Additional Shares, Baseline Value, dividends or distributions paid with respect to the Initial Shares and Additional Shares, Common Stock Price, Maximum Outperformance Pool Amount, Total Shares and Total Return.

9.  Miscellaneous.

(a)  Amendments.  This Agreement may be amended or modified only with the consent of EPLP acting through the Committee; provided that any amendment or modification which adversely affects the Grantee must be consented to by the Grantee to be effective as against him.

(b)  Incorporation of Plan.  The provisions of the 2004 Plan are hereby incorporated by reference as if set forth herein.  If and to the extent that any provision contained in this Agreement is inconsistent with the 2004 Plan, this Agreement shall govern.

(c)  Effectiveness.  The Grantee shall be admitted as a partner of EPLP with beneficial ownership of the Award LTIP Units as of the grant date set forth above by (i) signing and delivering to EPLP a copy of this Agreement, and (ii) signing, as a Limited Partner, and delivering to EPLP a counterpart signature page to the Partnership Agreement (attached hereto as Exhibit A).  The Partnership Agreement shall be amended to reflect the issuance to the Grantee of the Award LTIP Units, whereupon the Grantee shall have all the rights of a Limited Partner of EPLP with respect to the number of LTIP Units specified above, as set forth in the Partnership Agreement, subject, however, to the restrictions and conditions specified herein and in the Partnership Agreement.

(d)  Status of LTIP Units under the 2004 Plan.  The Award LTIP Units may, but need not, be granted as equity securities under the 2004 Plan insofar as the Outperformance Plan has been established as an incentive program of EPLP.  The Company will have the right, as set forth in the Partnership Agreement, to issue shares of Common Stock in exchange for Common Units into which such Award LTIP Units may have been converted, pursuant to the Partnership Agreement, subject to certain limitations set forth in the Partnership Agreement, and such shares of Common Stock may be issued under the 2004 Plan.  The Grantee must be eligible to receive the Award LTIP Units in compliance with applicable federal and state securities laws and to that effect is required to complete, execute and deliver certain covenants, representations and warranties (attached hereto as Exhibit B).  The Committee may, in its sole and absolute discretion, seek to have the LTIP Units become part of the 2004 Plan at a future time, whereby this Award may be considered an award under the 2004 Plan.  The Grantee acknowledges that if the Committee so elects, in its sole discretion, the Grantee will have no right to approve or disapprove such change.

(e)  Legend.  The records of EPLP evidencing the Award LTIP Units shall bear an appropriate legend, as determined by EPLP in its sole discretion, to the effect that such LTIP Units are subject to restrictions as set forth herein and in the Partnership Agreement.

(f)  Compliance With Law.  EPLP and the Grantee will make reasonable efforts to comply with all applicable securities laws.  In addition, notwithstanding any provision of this Agreement to the contrary, no LTIP Units will become vested or be paid at a time that such vesting or payment would result in a violation of any such law.

(g)  Investment Representation.  The Grantee hereby makes the covenants, representations and warranties and set forth on Exhibit B attached hereto.  All of such covenants, warranties and representations shall survive the execution and delivery of this Agreement by the Grantee.  EPLP will have no obligation to register under the Securities Act any LTIP Units or any other securities issued pursuant to this Agreement or upon conversion or exchange of LTIP Units.

(h)  Section 83(b) Election.  The Grantee hereby agrees to make an election to include in gross income in the year of transfer the Award LTIP Units pursuant to Section 83(b) of the Code substantially in the form attached hereto as Exhibit C to this Agreement and to supply the necessary information in accordance with the regulations promulgated thereunder.

(i)  Section 409A.  If and only to the extent that any compensation provided by this Agreement may result in the application of Section 409A of the Code, the Company in its sole discretion shall modify this Agreement with respect to such Grantee in order, where applicable:

(i)  to exclude such compensation from the definition of “deferred compensation” within the meaning of such Section 409A of the Code, or

(ii)  to comply with the provisions of Section 409A of the Code, other applicable provision(s) of the Code and/or any rules, regulations or other regulatory guidance issued under such statutory provisions;

provided, however, that the Company makes no representation that the compensation or benefits provided under this Agreement will be exempt from Section 409A of the Code and makes no undertakings to preclude Section 409A of the Code from applying to the benefits provided under this Agreement.

(j)  Severability.  In the event that one or more of the provisions of this Agreement may be invalidated for any reason by a court, any provision so invalidated will be deemed to be separable from the other provisions hereof, and the remaining provisions hereof will continue to be valid and fully enforceable.

(k)  Governing Law.  This Agreement is made under, and will be construed in accordance with, the laws of the State of California, without giving effect to the principle of conflict of laws of such State.

(l)  No Obligation to Continue Position as an Officer or to Employ.  Neither the Company nor any affiliate is obligated by or as a result of this Agreement to continue to have the Grantee as an officer or to employ the Grantee, and this Agreement shall not interfere in any way with the right of the Company or any affiliate to terminate the Grantee as an officer or employee at any time.

(m)  Notices.  Notices hereunder shall be mailed or delivered to EPLP at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with EPLP or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

(n)  Withholding and Taxes.  No later than the date as of which an amount first becomes includible in the gross income of the Grantee for income tax purposes or subject to Federal Insurance Contributions Act withholding with respect to the Award, the Grantee will pay to the Company or, if appropriate, any of its affiliates, or make arrangements satisfactory to the Committee regarding the payment of, any United States federal, state or local or foreign taxes of any kind required by law to be withheld with respect to such amount.  The obligations of the Company under this Agreement will be conditional on such payment or arrangements, and the Company and its affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Grantee.

(o)  Successors and Assigns.  This Agreement shall be binding upon EPLP’s successors and assigns, whether or not this Agreement is expressly assumed.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have caused this Award Agreement to be executed as of the 4th day of December 2007.

ESSEX PROPERTY TRUST, INC.

By:
Name: Michael T. Dance
Title: Executive Vice President and Chief Financial Officer

ESSEX PORTFOLIO, L.P.

By: Essex Property Trust, Inc., its general partner

By:
Name: Michael T. Dance
Title: Executive Vice President and Chief Financial Officer

Grantee

Name:

EXHIBIT A

FORM OF LIMITED PARTNER SIGNATURE PAGE

The Grantee, desiring to become one of the within named Limited Partners of Essex Portfolio, L.P., hereby becomes a party to the First Amended and Restated Agreement of Limited Partnership of Essex Portfolio, L.P., as amended through the date hereof (the “Partnership Agreement”).  The Grantee agrees that this signature page may be attached to any counterpart of Essex Portfolio, L.P.’s Partnership Agreement.

Signature Line for Limited Partner:

Name:
Date: December , 2007

Address of Limited Partner:

EXHIBIT B

GRANTEE’S COVENANTS, REPRESENTATIONS AND WARRANTIES

The Grantee hereby represents, warrants and covenants as follows:

(a)           The Grantee has received and had an opportunity to review the following documents (the “Background Documents”):

(i)           The latest Annual Report to Stockholders of Essex Property Trust, Inc., a Maryland corporation (the “Company”);

(ii)           The Company’s Proxy Statement for its most recent Annual Meeting of Stockholders;

(iii)           The Company’s Report on Form 10-K for the fiscal year most recently ended;

(iv)           The Company’s Form 10-Q for the most recently ended quarter filed by the Company with the Securities and Exchange Commission since the filing of the Form 10-K described in clause (iii) above;

(v)           Each of the Company’s Current Report(s) on Form 8-K, if any, filed since the end of the fiscal year most recently ended for which a Form 10-K has been filed by the Company;

(vi)           First Amended and Restated Agreement of Limited Partnership of Essex Portfolio, L.P., as amended (the “Partnership Agreement”);

(vii)           The Essex Property Trust, Inc. 2004 Stock Incentive Plan (the “2004 Plan”); and

(viii)                      The Company’s Articles of Amendment and Restatement, as amended.

The Grantee also acknowledges that any delivery of the Background Documents and other information relating to the Company and Essex Portfolio, L.P., a California limited partnership (“EPLP”), prior to the determination by EPLP of the suitability of the Grantee as a holder of LTIP Units shall not constitute an offer of LTIP Units until such determination of suitability shall be made.

(b)           The Grantee hereby represents and warrants that

(i)           The Grantee either (A) is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”), or (B) by reason of the business and financial experience of the Grantee, together with the business and financial experience of those persons, if any, retained by the Grantee to represent or advise him with respect to the grant to him of LTIP Units, the potential conversion of LTIP Units into

Partnership Units of EPLP (the “Common Units”)  and the potential redemption of such Common Units for shares of Common Stock (“REIT Shares”), has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that the Grantee (I) is capable of evaluating the merits and risks of an investment in EPLP and potential investment in the Company and of making an informed investment decision, (II) is capable of protecting his own interest or has engaged representatives or advisors to assist him in protecting his interests, and (III) is capable of bearing the economic risk of such investment.

(ii)           The Grantee understands that (A) the Grantee is responsible for consulting his own tax advisors with respect to the application of the U.S. federal income tax laws, and the tax laws of any state, local or other taxing jurisdiction to which the Grantee is or by reason of the award of LTIP Units may become subject, to his particular situation; (B) the Grantee has not received or relied upon business or tax advice from the Company, EPLP or any of their respective employees, agents, consultants or advisors, in their capacity as such; (C) the Grantee provides services to EPLP on a regular basis and in such capacity has access to such information, and has such experience of and involvement in the business and operations of EPLP, as the Grantee believes to be necessary and appropriate to make an informed decision to accept this Award of LTIP Units; and (D) an investment in EPLP and/or the Company involves substantial risks.  The Grantee has been given the opportunity to make a thorough investigation of matters relevant to the LTIP Units and has been furnished with, and has reviewed and understands, materials relating to EPLP and the Company and their respective activities (including, but not limited to, the Background Documents).  The Grantee has been afforded the opportunity to obtain any additional information (including any exhibits to the Background Documents) deemed necessary by the Grantee to verify the accuracy of information conveyed to the Grantee.  The Grantee confirms that all documents, records, and books pertaining to his receipt of LTIP Units which were requested by the Grantee have been made available or delivered to the Grantee.  The Grantee has had an opportunity to ask questions of and receive answers from EPLP and the Company, or from a person or persons acting on their behalf, concerning the terms and conditions of the LTIP Units. The Grantee has relied upon, and is making his decision solely upon, the Background Documents and other written information provided to the Grantee by EPLP or the Company.

(iii)           The LTIP Units to be issued, Common Units issuable upon conversion of the LTIP Units and any REIT Shares issued in connection with the redemption of any such Common Units will be acquired for the account of the Grantee for investment only and not with a current view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein, without prejudice, however, to the Grantee’s right (subject to the terms of the LTIP Units, the 2004 Plan and this Agreement) at all times to sell or otherwise dispose of all or any part of his LTIP Units, Common Units or REIT Shares in compliance with the Securities Act, and applicable state securities laws, and subject, nevertheless, to the disposition of his assets being at all times within his control.

(iv)           The Grantee acknowledges that (A) neither the LTIP Units to be issued, nor the Common Units issuable upon conversion of the LTIP Units, have been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and, if such LTIP Units or Common Units are represented by certificates, such certificates will bear a legend to such effect, (B) the reliance by EPLP and the Company on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of the Grantee contained herein, (C) such LTIP Units or Common Units, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available, (D) there is no public market for such LTIP Units or Common Units, and (E) neither EPLP nor the Company has any obligation or intention to register such LTIP Units or such Common Units under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws, except, that, upon the redemption of the Common Units for REIT Shares, the Company may issue such REIT Shares under the 2004 Plan and pursuant to a Registration Statement on Form S-8 under the Securities Act, to the extent that (I) the Grantee is eligible to receive such REIT Shares under the 2004 Plan at the time of such issuance, (II) the Company has filed a Form S-8 Registration Statement with the Securities and Exchange Commission registering the issuance of such REIT Shares and (III) such Form S-8 is effective at the time of the issuance of such REIT Shares.  The Grantee hereby acknowledges that because of the restrictions on transfer or assignment of such LTIP Units acquired hereby and the Common Units issuable upon conversion of the LTIP Units which are set forth in the Partnership Agreement, the 2004 Plan or this Agreement, the Grantee may have to bear the economic risk of his ownership of the LTIP Units acquired hereby and the Common Units issuable upon conversion of the LTIP Units for an indefinite period of time.

(v)           The Grantee has determined that the LTIP Units are a suitable investment for the Grantee.

(vi)           No representations or warranties have been made to the Grantee by EPLP or the Company, or any officer, director, shareholder, agent, or affiliate of any of them, and the Grantee has received no information relating to an investment in EPLP or the LTIP Units except the information specified in Paragraph (b) above.

(c)           So long as the Grantee holds any LTIP Units, the Grantee shall disclose to EPLP in writing such information as may be reasonably requested with respect to ownership of LTIP Units as EPLP may deem reasonably necessary to ascertain and to establish compliance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to EPLP or to comply with requirements of any other appropriate taxing authority.

(d)           The Grantee hereby agrees to make an election under Section 83(b) of the Code with respect to the LTIP Units awarded hereunder, and has delivered with this Agreement a completed, executed copy of the election form attached hereto as Exhibit D .  The Grantee agrees to file the election (or to permit EPLP to file such election on the Grantee’s behalf) within thirty (30) days after the award of the LTIP Units hereunder with the IRS Service Center at which such Grantee files his personal income tax returns, and to file a copy of such election with the Grantee’s U.S. federal income tax return for the taxable year in which the LTIP Units are awarded to the Grantee.

(e)           The address set forth on the signature page of this Agreement is the address of the Grantee’s principal residence, and the Grantee has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which such residence is sited.

EXHIBIT C

ELECTION TO INCLUDE IN GROSS INCOME IN YEAR OF
TRANSFER OF PROPERTY PURSUANT TO SECTION 83(B)
OF THE INTERNAL REVENUE CODE

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.           The name, address and taxpayer identification number of the undersigned are:

Name:	(the “Taxpayer”)

Address:

Social Security No./Taxpayer Identification No.:

2.           Description of property with respect to which the election is being made:

The election is being made with respect to                          LTIP Units in Essex Portfolio, L.P. (the “Partnership”).

3.           The date on which the LTIP Units were transferred is December 4, 2007.  The taxable year to which this election relates is calendar year 2007.

4.           Nature of restrictions to which the LTIP Units are subject:

(a)	With limited exceptions, until the LTIP Units vest, the Taxpayer may not transfer in any manner any portion of the LTIP Units without the consent of EPLP.

(b)
The Taxpayer’s LTIP Units vest in accordance with the vesting provisions described in the Schedule attached hereto.  Unvested LTIP Units are forfeited in accordance with the vesting provisions described in the Schedule attached hereto.

5.           The fair market value at time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the LTIP Units with respect to which this election is being made was $0 per LTIP Unit.

6.           The amount paid by the Taxpayer for the LTIP Units was $0 per LTIP Unit.

7.           A copy of this statement has been furnished to Essex Portfolio, L.P. and Essex Property Trust, Inc.

Dated:

Name:

SCHEDULE A

Vesting Provisions of LTIP Units

LTIP Units are subject to time-based and performance-based vesting with the final vesting percentage equaling the product of the time-based vesting percentage and the performance-based vesting percentage.  Performance-based vesting will be from 0-100% based on the Essex Property Trust, Inc.’s (the “Company’s”) per-share total return to shareholders for the period from December 4, 2007 to December 3, 2010 (or earlier in certain circumstances).  Thirty-three percent (33%), thirty-three percent (33%) and thirty-four percent (34%) of the LTIP Units that remain outstanding following the determination of performance-based vesting will vest on December 4, 2010, and on the first and the second anniversaries thereof, respectively, provided that the Taxpayer remains an employee of the Company through such dates, subject to acceleration in the event of certain change of control transactions or termination of the Taxpayer’s status as an employee under specified circumstances.  Unvested LTIP Units are subject to forfeiture in the event of failure to vest if the Taxpayer is not employed on the applicable vesting date or performance-based vesting conditions are not satisfied.

                                                                                    [Non-Employee Directors]

ESSEX PROPERTY TRUST, INC.
ESSEX PORTFOLIO, L.P.
2007 OUTPERFORMANCE PLAN
AWARD AGREEMENT

Name of Grantee:           (“Grantee”)
No. of LTIP Units:
Participation Percentage:
Grant Date:           __________________, 2007

RECITALS

A.  The Grantee is a non-employee member of the Board of Directors (a “Non-Employee Director”) of Essex Property Trust, Inc., a Maryland corporation (the “Company”), which is the general partner of Essex Portfolio, L.P., a California limited partnership through which the Company conducts substantially all of its operations (“EPLP”).

B.  EPLP has adopted the 2007 Outperformance Plan (the “Outperformance Plan”) to provide the Company’s executives with incentive compensation and to provide Non-Employee Directors with compensation in lieu of their annual stock option grants.  The Outperformance Plan was adopted effective as of December 4, 2007 by the Board of Directors of the Company (the “Board”).  The Board has delegated to the Compensation Committee of the Board (the Committee”) the authority to administer the Outperformance Plan, including the authority to grant LTIP Units (as defined herein).  This award agreement (this “Agreement”) evidences an award to the Grantee under the Outperformance Plan (the “Award”), which is subject to the terms and conditions set forth herein.

C.  The Committee, effective as of December 4, 2007, caused EPLP to (1) issue to the Grantee the number of LTIP Units (as defined herein) set forth above and (2) to award the Grantee the percentage of the Outperformance Pool (as defined herein) set forth above.

NOW, THEREFORE, the Company, EPLP and the Grantee agree as follows:

1.  Administration.  The Outperformance Plan and all awards thereunder, including this Award, shall be administered by the Committee, which in the administration of the Outperformance Plan shall have all the powers and authority it has in the administration of the 2004 Plan as set forth in the 2004 Plan.

2.  Definitions.  Capitalized terms used herein without definitions shall have the meanings given to those terms in the 2004 Plan. In addition, as used herein:

“2004 Plan” means the Essex Property Trust, Inc. 2004 Stock Incentive Plan, as amended, modified or supplemented from time to time.

“Additional Share Baseline Value” means, with respect to an Additional Share, the gross proceeds received by the Company or EPLP upon the issuance of such Additional Share, which amount shall be deemed to equal the price to the public if such Additional Share is issued in a public offering or, if such Additional Share is issued in exchange for assets or upon the acquisition of another entity, the cash value imputed to such Additional Share for purposes of such transaction by the parties thereto, as determined by the Committee, or, if no such value can be imputed, the Common Stock Price on the date of issuance.

“Additional Shares” means (without double counting) the sum of (A) the number of shares of Common Stock plus (B) the product of the Conversion Factor then in effect multiplied by the number of Units (other than those issued to the Company), in the case of each (A) and (B), to the extent issued after December 4, 2007 and on or before the Valuation Date in a capital raising transaction, in exchange for assets or upon the acquisition of another entity, but specifically excluding, without limitation, (i) shares of Common Stock issued upon exercise of stock options or upon the exchange (directly or indirectly) of Z Units or other Units issued to employees, non-employee directors, consultants, advisors or other person or entities as incentive compensation, (ii) restricted shares of Common Stock issued to employees or other persons or entities in exchange for services provided to the Company, (iii) currently unvested restricted shares of Common Stock awarded to employees or other person or entities in exchange for services provided as they become vested, (iv) Common Units issued upon conversion of
Z Units or other Units issued to employees, non-employee directors, consultants, advisors or other persons or entities as compensation, and (v) Z Units or other Units issued to employees, non-employee directors, consultants, advisors or other persons or entities as compensation.

 “Agreement” has the meaning set forth in Recital B.

“Award” has the meaning set forth in Recital B.

“Award LTIP Units” has the meaning set forth in Section 3 hereof.

“Baseline” means, as of the Valuation Date, an amount representing (a) the Baseline Value, multiplied by (I) the Initial Shares less any Initial Shares that have been redeemed or retired between December 4, 2007 and the Valuation Date, and (II) the sum of 100% plus the Target Return Percentage, plus (b) with respect to each Additional Share that has not been redeemed or retired prior to the Valuation Date, the product of (I) the Additional Share Baseline Value of such Additional Share, multiplied by (II) the sum of (A) 100% plus (B) the product of the Target Return Percentage, multiplied by a fraction the numerator of which is the number of days prior to and including such Valuation Date during which such Additional Share has been outstanding and the denominator of which is the number of days from and including December 4, 2007 to and including the Measurement Date; provided, that if the Valuation Date occurs prior to December 3, 2010 (other than as a result of clause (iii) of the definition of the Valuation Date), then for purposes of this definition in connection with the calculation of the Outperformance Pool as of the Valuation Date, the Measurement Date shall be the Valuation Date and the Target Return Percentage shall be multiplied by the Fraction.

“Baseline Value” means $98.91, which is the per share closing price of the Common Stock on the Effective Date.

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“Board” has the meaning set forth in Recital B.

“Change of Control” has the meaning assigned to it in the Seventh Amendment to the Partnership Agreement.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” has the meaning set forth in Recital B.

“Common Stock” means the Company’s Common Stock, par value $0.0001 per share, either currently existing or authorized hereafter.

“Common Stock Price” means, as of a particular date, the average of the Fair Market Values of one share of the Common Stock for the twenty (20) days ending on, and including, such date (or, if such date is not a trading day, the most recent trading day immediately preceding such date); provided, however, that if such date is the date upon which a Change of Control occurs, the Common Stock Price as of such date shall be equal to the fair market value in cash, as determined by the Committee, of the total consideration paid or payable in the transaction resulting in the Change of Control for one share of Common Stock.

“Common Unit” has the meaning assigned to it in the Partnership Agreement.

“Company” has the meaning set forth in Recital A.

“Conversion Factor” has the meaning given to that term in the Partnership Agreement.

“Disability” has the meaning given to that term in the 2004 Plan.

 “Effective Date” means December 4, 2007.

“EPLP” has the meaning set forth in Recital A.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” has the meaning given to that term in the 2004 Plan.

“Family Member” of a Grantee, means the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant of the Grantee), a trust in which these persons (or the Grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than 50 percent of the voting interests.

“Fraction” means the number of whole calendar months that have elapsed between the Effective Date and the Valuation Date divided by 36.

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“Initial Shares” means   shares of Common Stock and Units (other those held by the Company, with the number of Units multiplied by the Conversion Factor in effect as of the Effective Date) which are deemed to be outstanding as of the Effective Date.  For the avoidance of doubt, such number excludes (i) shares of Common Stock issuable upon exercise of stock options or upon the exchange (directly or indirectly) of Z Units or other Units issued to employees, non-employee directors, consultants, advisors or other persons or entities as incentive compensation, (iii) currently unvested restricted shares of Common Stock awarded to employees or other persons or entities in exchange for services provided to the Company, and (iv) Z Units or other Units issued to employees, non-employee directors, consultants, advisors or other persons or entities as incentive compensation.

“LTIP Units” means an LTIP Unit of limited partnership interest in EPLP with the rights set forth in the Partnership Agreement and issued pursuant to this Agreement as profits interests under the Outperformance Plan.

“Maximum Outperformance Pool Amount” means, as of the Valuation Date, $25,000,000, multiplied by the Total Participation Percentage as of the Valuation Date.

“Measurement Date” means December 3, 2010, except as otherwise defined for purposes of the definition of Baseline in certain circumstances, as described in such definition.

“OPP Unit Equivalent” has the meaning set forth in Section 3 hereof.

“Outperformance Plan” has the meaning set forth in Recital B.

“Outperformance Pool” means, as of the Valuation Date, a dollar amount calculated as follows: subtract the Baseline from the Total Return, in each case as of such Valuation Date, and multiply the resulting amount (or, if the resulting amount would be negative, zero) by 10%; provided, however, that in no event shall the Outperformance Pool as of such Valuation Date exceed the Maximum Outperformance Pool Amount as of such Valuation Date.

“Participation Percentage” means, as of the Valuation Date, the Grantee’s share of the Outperformance Pool as set forth above in the recitals in this Agreement.

“Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of EPLP, entered into as of September 30, 1997, among the Company and the limited partner party thereto, as amended from time to time.

“Partnership Units” means Partnership Units as such term is defined in the Partnership Agreement.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Target Return Percentage” means 30%, except as otherwise defined for purposes of the definition of Baseline in certain circumstances, as described in such definition.

“Total Participation Percentage” means the aggregate initial participation percentage of all awards granted and not forfeited under the Outperformance Plan.

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“Total Return” means (without double counting), as of a particular date, an amount equal to the sum of (a) the Total Shares, multiplied by the Common Stock Price as of such date, plus (b) an amount equal to the sum of the total of all dividends and other distributions actually paid between December 4, 2007 and such date (excluding dividends and distributions paid in the form of additional shares of Common Stock or Units), in respect of (i) the Initial Shares and (ii) the Additional Shares if and to the extent such Additional Shares were outstanding on the record date with respect to the applicable dividend or distribution so paid.

“Total Shares” means (without double counting), as of a particular date of determination, the sum of: (a) the number of shares of Common Stock included in the Initial Shares and the Additional Shares, plus (b) the product of the Conversion Factor then in effect multiplied by the number of Units included in the Initial Shares and Additional Shares (other than those owned by the Company), in the case of each (a) and (b), to the extent outstanding on the Valuation Date.

“Transfer” has the meaning set forth in Section 6 hereof.

“Units” means all Partnership Units, outstanding or issuable upon the conversion, exercise, exchange or redemption of any securities of any kind convertible, exercisable, exchangeable or redeemable for Common Units (other than LTIP Units issued under this Agreement or LTIP Units issued under any similar agreement prior to the determination of any performance based vesting hurdles with respect thereto).

“Valuation Date” means the earliest of (i) the Measurement Date, (ii) the date upon which a Change of Control shall occur, and (iii) the last day of a 30 consecutive calendar day period, which occurs in the six-month period immediately preceding the Measurement Date, during which on each day in that 30-day period, the Outperformance Pool would have reached the Maximum Outperformance Pool Amount if such day had been the Valuation Date.

“Z Units” means the Series Z Incentive Units and Series Z-1 Incentive Units, as these terms are defined in the Partnership Agreement.

3.  Outperformance Award.

(a)  The Grantee is hereby granted an Award consisting of the number of LTIP Units set forth above (“Award LTIP Units”), which (A) shall be subject to forfeiture or increase to the extent provided in this Section 3 as set forth below and (B) will be subject to vesting as provided in Sections 4 and 7 hereof.

(b)  As soon as practicable following the Valuation Date, but as of the Valuation Date, the Committee shall determine the Outperformance Pool (if any) and then perform the following calculations with respect to this Award: Multiply (w) the Outperformance Pool calculated as of the Valuation Date by (x) the Grantee’s Participation Percentage as of the Valuation Date, then divide the result by the product of (y) the Common Stock Price calculated as of the Valuation Date, multiplied by (z) the Conversion Factor on the Valuation Date; the resulting number is hereafter referred to as the “OPP Unit Equivalent”;

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(c)  If the OPP Unit Equivalent is smaller than the number of Award LTIP Units, then the Grantee, as of the Valuation Date, shall forfeit a number of Award LTIP Units equal to the difference and thereafter the term Award LTIP Units will refer only to the remaining Award LTIP Units that were not forfeited.  If the OPP Unit Equivalent is greater than the number of Award LTIP Units, then, upon the performance of such calculation:  (A) the Grantee, as of the Valuation Date, shall be automatically granted a number of additional LTIP Units equal to the difference, and such additional LTIP Units shall be added to the Award LTIP Units and thereby become part of this Award, (B) the Company and EPLP shall take such corporate or partnership action as is necessary to accomplish the grant of such additional LTIP Units, (C) the Grantee shall execute and deliver in connection with such grant such documents, comparable to the documents executed and delivered in connection with this Agreement, as the Company and/or EPLP reasonably request in order to comply with all applicable legal requirements, including, without limitation, federal and state securities laws and (D) thereafter the term Award LTIP Units will refer collectively to the Award LTIP Units prior to such additional grant plus such additional LTIP Units.  If the OPP Unit Equivalent is the same as the number of Award LTIP Units, then there will be no change to this Award.

(d)  Any forfeitures by the Grantee shall be retained by the Company.

4.	Termination of Grantee’s Position as a Non-Employee Director; Vesting; Change of Control.

(a)  If at any time the Grantee shall cease to be a Non-Employee Director for any reason, then all Award LTIP Units that remain unvested at such time shall automatically and immediately be forfeited by the Grantee, except that in the case of the death or Disability of the Grantee, the provisions of Section 7 shall apply, and except as provided in Sections 4(c) hereof.

(b)  The Award LTIP Units granted to the Grantee shall vest on December 4, 2010.

(c)  Anything in Section 4(b) hereof to the contrary notwithstanding, all unvested Award LTIP Units that have not previously been forfeited shall vest immediately upon the occurrence of a Change of Control, or the Grantee’s death or Disability.

5.  Distributions.  The Grantee holding the Award LTIP Units shall be entitled to receive distributions with respect to such Award LTIP Units to the extent provided for in the Partnership Agreement.

6.  Restrictions on Transfer.  None of the Award LTIP Units shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of, encumbered, whether voluntarily or by operation of law (each such action a “Transfer”), or redeemed in accordance with the Partnership Agreement unless such Transfer is in connection with a Change of Control and such Transfer is in accordance with the applicable terms and conditions of the Partnership Agreement; provided that, upon the approval of, and subject to the terms and conditions specified by, the Committee, vested Award LTIP Units may be Transferred and unvested Award LTIP Units that have been held for a period of at least two (2) years beginning on the date of grant specified above may be Transferred to the Grantee’s Family Members, provided

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that the transferee agrees in writing with the Company and EPLP to be bound by all of the terms and conditions of this Agreement.  In connection with any Transfer of Award LTIP Units, EPLP may require the Grantee to provide an opinion of counsel, satisfactory to EPLP, that such Transfer is in compliance with all federal and state securities laws (including, without limitation, the Securities Act).  Any attempted Transfer of Award LTIP Units not in accordance with the terms and conditions of this Section 6 shall be null and void, and EPLP shall not reflect on its records any change in record ownership of any LTIP Units as a result of any such Transfer, shall otherwise refuse to recognize any such Transfer and shall not in any way give effect to any such Transfer of any LTIP Units.   This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

7.  Death or Disability.

(a)  Notwithstanding any other provision herein, if, prior to the Valuation Date, the Grantee shall cease to be a Non-Employee Director as a result of his death or Disability, then (i) with respect to the Grantee the calculations provided in Section 3 shall be performed with respect to this Award immediately as if a Change of Control had occurred (with respect to the Grantee only) on the date of his death or Disability and (ii) all of the Award LTIP Units comprising this Award (after giving effect to the issuance of additional LTIP Units or forfeiture of Award LTIP Units pursuant to Section 3) shall automatically and immediately vest.

(b)  Notwithstanding any other provision herein, if, on or after the Valuation Date, the Grantee shall cease to be a Non-Employee Director as a result of his death or Disability, then all of the Grantee’s Award LTIP Units shall automatically and immediately vest.

8.  Changes in Capital Structure.  If (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization, significant repurchases of stock or other similar change in the capital structure of the Company, or any distribution to holders of Common Stock other than regular cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the Award, then the Committee shall take such action as in its discretion shall be necessary to maintain the Grantee’s rights hereunder so that they are substantially proportionate to the rights existing under this Agreement prior to such event, including, without limitation, adjustments in Award LTIP Units, Additional Shares, Baseline Value, dividends or distributions paid with respect to the Initial Shares and Additional Shares, Common Stock Price, Maximum Outperformance Pool Amount, Total Shares and Total Return.

9.  Miscellaneous.

(a)  Amendments.  This Agreement may be amended or modified only with the consent of EPLP acting through the Committee; provided that any amendment or modification which adversely affects the Grantee must be consented to by the Grantee to be effective as against him.

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(b)  Incorporation of Plan.  The provisions of the 2004 Plan are hereby incorporated by reference as if set forth herein.  If and to the extent that any provision contained in this Agreement is inconsistent with the 2004 Plan, this Agreement shall govern.

(c)  Effectiveness.  The Grantee shall be admitted as a partner of EPLP with beneficial ownership of the Award LTIP Units as of the grant date set forth above by (i) signing and delivering to EPLP a copy of this Agreement, and (ii) signing, as a Limited Partner, and delivering to EPLP a counterpart signature page to the Partnership Agreement (attached hereto as Exhibit A).  The Partnership Agreement shall be amended to reflect the issuance to the Grantee of the Award LTIP Units, whereupon the Grantee shall have all the rights of a Limited Partner of EPLP with respect to the number of LTIP Units specified above, as set forth in the Partnership Agreement, subject, however, to the restrictions and conditions specified herein and in the Partnership Agreement.

(d)  Status of LTIP Units under the 2004 Plan.  The Award LTIP Units may, but need not, be granted as equity securities under the 2004 Plan insofar as the Outperformance Plan has been established as an incentive program of EPLP.  The Company will have the right, as set forth in the Partnership Agreement, to issue shares of Common Stock in exchange for Common Units into which such Award LTIP Units may have been converted, pursuant to the Partnership Agreement, subject to certain limitations set forth in the Partnership Agreement, and such shares of Common Stock may be issued under the 2004 Plan.  The Grantee must be eligible to receive the Award LTIP Units in compliance with applicable federal and state securities laws and to that effect is required to complete, execute and deliver certain covenants, representations and warranties (attached hereto as Exhibit B).  The Committee may, in its sole and absolute discretion, seek to have the LTIP Units become part of the 2004 Plan at a future time, whereby this Award may be considered an award under the 2004 Plan.  The Grantee acknowledges that if the Committee so elects, in its sole discretion, the Grantee will have no right to approve or disapprove such change.

(e)  Legend.  The records of EPLP evidencing the Award LTIP Units shall bear an appropriate legend, as determined by EPLP in its sole discretion, to the effect that such LTIP Units are subject to restrictions as set forth herein and in the Partnership Agreement.

(f)  Compliance With Law.  EPLP and the Grantee will make reasonable efforts to comply with all applicable securities laws.  In addition, notwithstanding any provision of this Agreement to the contrary, no LTIP Units will become vested or be paid at a time that such vesting or payment would result in a violation of any such law.

(g)  Investment Representation.  The Grantee hereby makes the covenants, representations and warranties and set forth on Exhibit B attached hereto.  All of such covenants, warranties and representations shall survive the execution and delivery of this Agreement by the Grantee.  EPLP will have no obligation to register under the Securities Act any LTIP Units or any other securities issued pursuant to this Agreement or upon conversion or exchange of LTIP Units.

(h)  Section 83(b) Election.  The Grantee hereby agrees to make an election to include in gross income in the year of transfer the Award LTIP Units pursuant to Section 83(b) of the Code substantially in the form attached hereto as Exhibit C to this Agreement and to supply the necessary information in accordance with the regulations promulgated thereunder.

8

(i)  Section 409A.  If and only to the extent that any compensation provided by this Agreement may result in the application of Section 409A of the Code, the Company in its sole discretion shall modify this Agreement with respect to such Grantee in order, where applicable:

(i)  to exclude such compensation from the definition of “deferred compensation” within the meaning of such Section 409A of the Code, or

(ii)  to comply with the provisions of Section 409A of the Code, other applicable provision(s) of the Code and/or any rules, regulations or other regulatory guidance issued under such statutory provisions;

provided, however, that the Company makes no representation that the compensation or benefits provided under this Agreement will be exempt from Section 409A of the Code and makes no undertakings to preclude Section 409A of the Code from applying to the benefits provided under this Agreement.

(j)  Severability.  In the event that one or more of the provisions of this Agreement may be invalidated for any reason by a court, any provision so invalidated will be deemed to be separable from the other provisions hereof, and the remaining provisions hereof will continue to be valid and fully enforceable.

(k)  Governing Law.  This Agreement is made under, and will be construed in accordance with, the laws of the State of California, without giving effect to the principle of conflict of laws of such State.

(l)  No Obligation to Continue Position as a Non-Employee Director or to Employ.  Neither the Company nor any affiliate is obligated by or as a result of this Agreement to continue to have the Grantee as a Non-Employee Director or to employ the Grantee.

(m)  Notices.  Notices hereunder shall be mailed or delivered to EPLP at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with EPLP or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

(n)  Taxes and Self-Employment Payments.  The Grantee shall be solely responsible for and shall file on a timely basis tax returns and payments required to be filed or made with respect the receipt of compensation under this Agreement, including, without limitation, tax returns and payments to United States federal, state and local income taxes, and payroll tax authorities, and social security, unemployment or disability insurance payments.  No federal, state or local income tax of any kind shall be withheld or paid by the Company with respect to the issuance of any securities hereunder or any amount paid to the Grantee under this Agreement.

(o)  Successors and Assigns.  This Agreement shall be binding upon EPLP’s successors and assigns, whether or not this Agreement is expressly assumed.

[signature page follows]

9

IN WITNESS WHEREOF, the undersigned have caused this Award Agreement to be executed as of the 4th day of December 2007.

ESSEX PROPERTY TRUST, INC.

By:
Name: Michael T. Dance
Title: Executive Vice President and Chief Financial Officer

ESSEX PORTFOLIO, L.P.

By: Essex Property Trust, Inc., its general partner

By:
Name: Michael T. Dance
Title: Executive Vice President and Chief Financial Officer

Grantee

Name:

10

EXHIBIT A

FORM OF LIMITED PARTNER SIGNATURE PAGE

The Grantee, desiring to become one of the within named Limited Partners of Essex Portfolio, L.P., hereby becomes a party to the First Amended and Restated Agreement of Limited Partnership of Essex Portfolio, L.P., as amended through the date hereof (the “Partnership Agreement”).  The Grantee agrees that this signature page may be attached to any counterpart of Essex Portfolio, L.P.’s Partnership Agreement.

Signature Line for Limited Partner:

Name:
Date: December, 2007

Address of Limited Partner:

EXHIBIT B

GRANTEE’S COVENANTS, REPRESENTATIONS AND WARRANTIES

The Grantee hereby represents, warrants and covenants as follows:

(a)           The Grantee has received and had an opportunity to review the following documents (the “Background Documents”):

(i)           The latest Annual Report to Stockholders of Essex Property Trust, Inc., a Maryland corporation (the “Company”);

(ii)           The Company’s Proxy Statement for its most recent Annual Meeting of Stockholders;

(iii)           The Company’s Report on Form 10-K for the fiscal year most recently ended;

(iv)           The Company’s Form 10-Q for the most recently ended quarter filed by the Company with the Securities and Exchange Commission since the filing of the Form 10-K described in clause (iii) above;

(v)           Each of the Company’s Current Report(s) on Form 8-K, if any, filed since the end of the fiscal year most recently ended for which a Form 10-K has been filed by the Company;

(vi)           First Amended and Restated Agreement of Limited Partnership of Essex Portfolio, L.P., as amended (the “Partnership Agreement”);

(vii)           The Essex Property Trust, Inc. 2004 Stock Incentive Plan (the “2004 Plan”); and

(viii)                      The Company’s Articles of Amendment and Restatement, as amended.

The Grantee also acknowledges that any delivery of the Background Documents and other information relating to the Company and Essex Portfolio, L.P., a California limited partnership (“EPLP”), prior to the determination by EPLP of the suitability of the Grantee as a holder of LTIP Units shall not constitute an offer of LTIP Units until such determination of suitability shall be made.

(b)           The Grantee hereby represents and warrants that

(i)           The Grantee either (A) is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”), or (B) by reason of the business and financial experience of the Grantee, together with the business and financial experience of those persons, if any, retained by the Grantee to represent or advise him with respect to the grant to him of LTIP Units, the potential conversion of LTIP Units into

Partnership Units of EPLP (the “Common Units”)  and the potential redemption of such Common Units for shares of Common Stock (“REIT Shares”), has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that the Grantee (I) is capable of evaluating the merits and risks of an investment in EPLP and potential investment in the Company and of making an informed investment decision, (II) is capable of protecting his own interest or has engaged representatives or advisors to assist him in protecting his interests, and (III) is capable of bearing the economic risk of such investment.

(ii)           The Grantee understands that (A) the Grantee is responsible for consulting his own tax advisors with respect to the application of the U.S. federal income tax laws, and the tax laws of any state, local or other taxing jurisdiction to which the Grantee is or by reason of the award of LTIP Units may become subject, to his particular situation; (B) the Grantee has not received or relied upon business or tax advice from the Company, EPLP or any of their respective employees, agents, consultants or advisors, in their capacity as such; (C) the Grantee provides services to EPLP on a regular basis and in such capacity has access to such information, and has such experience of and involvement in the business and operations of EPLP, as the Grantee believes to be necessary and appropriate to make an informed decision to accept this Award of LTIP Units; and (D) an investment in EPLP and/or the Company involves substantial risks.  The Grantee has been given the opportunity to make a thorough investigation of matters relevant to the LTIP Units and has been furnished with, and has reviewed and understands, materials relating to EPLP and the Company and their respective activities (including, but not limited to, the Background Documents).  The Grantee has been afforded the opportunity to obtain any additional information (including any exhibits to the Background Documents) deemed necessary by the Grantee to verify the accuracy of information conveyed to the Grantee.  The Grantee confirms that all documents, records, and books pertaining to his receipt of LTIP Units which were requested by the Grantee have been made available or delivered to the Grantee.  The Grantee has had an opportunity to ask questions of and receive answers from EPLP and the Company, or from a person or persons acting on their behalf, concerning the terms and conditions of the LTIP Units. The Grantee has relied upon, and is making his decision solely upon, the Background Documents and other written information provided to the Grantee by EPLP or the Company.

(iii)           The LTIP Units to be issued, Common Units issuable upon conversion of the LTIP Units and any REIT Shares issued in connection with the redemption of any such Common Units will be acquired for the account of the Grantee for investment only and not with a current view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein, without prejudice, however, to the Grantee’s right (subject to the terms of the LTIP Units, the 2004 Plan and this Agreement) at all times to sell or otherwise dispose of all or any part of his LTIP Units, Common Units or REIT Shares in compliance with the Securities Act, and applicable state securities laws, and subject, nevertheless, to the disposition of his assets being at all times within his control.

(iv)           The Grantee acknowledges that (A) neither the LTIP Units to be issued, nor the Common Units issuable upon conversion of the LTIP Units, have been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and, if such LTIP Units or Common Units are represented by certificates, such certificates will bear a legend to such effect, (B) the reliance by EPLP and the Company on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of the Grantee contained herein, (C) such LTIP Units or Common Units, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available, (D) there is no public market for such LTIP Units or Common Units, and (E) neither EPLP nor the Company has any obligation or intention to register such LTIP Units or such Common Units under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws, except, that, upon the redemption of the Common Units for REIT Shares, the Company may issue such REIT Shares under the 2004 Plan and pursuant to a Registration Statement on Form S-8 under the Securities Act, to the extent that (I) the Grantee is eligible to receive such REIT Shares under the 2004 Plan at the time of such issuance, (II) the Company has filed a Form S-8 Registration Statement with the Securities and Exchange Commission registering the issuance of such REIT Shares and (III) such Form S-8 is effective at the time of the issuance of such REIT Shares.  The Grantee hereby acknowledges that because of the restrictions on transfer or assignment of such LTIP Units acquired hereby and the Common Units issuable upon conversion of the LTIP Units which are set forth in the Partnership Agreement, the 2004 Plan or this Agreement, the Grantee may have to bear the economic risk of his ownership of the LTIP Units acquired hereby and the Common Units issuable upon conversion of the LTIP Units for an indefinite period of time.

(v)           The Grantee has determined that the LTIP Units are a suitable investment for the Grantee.

(vi)           No representations or warranties have been made to the Grantee by EPLP or the Company, or any officer, director, shareholder, agent, or affiliate of any of them, and the Grantee has received no information relating to an investment in EPLP or the LTIP Units except the information specified in Paragraph (b) above.

(c)           So long as the Grantee holds any LTIP Units, the Grantee shall disclose to EPLP in writing such information as may be reasonably requested with respect to ownership of LTIP Units as EPLP may deem reasonably necessary to ascertain and to establish compliance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to EPLP or to comply with requirements of any other appropriate taxing authority.

(d)           The Grantee hereby agrees to make an election under Section 83(b) of the Code with respect to the LTIP Units awarded hereunder, and has delivered with this Agreement a completed, executed copy of the election form attached hereto as Exhibit D .  The Grantee agrees to file the election (or to permit EPLP to file such election on the Grantee’s behalf) within thirty (30) days after the award of the LTIP Units hereunder with the IRS Service Center at which such Grantee files his personal income tax returns, and to file a copy of such election with the Grantee’s U.S. federal income tax return for the taxable year in which the LTIP Units are awarded to the Grantee.

(e)           The address set forth on the signature page of this Agreement is the address of the Grantee’s principal residence, and the Grantee has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which such residence is sited.

EXHIBIT C

ELECTION TO INCLUDE IN GROSS INCOME IN YEAR OF
TRANSFER OF PROPERTY PURSUANT TO SECTION 83(B)
OF THE INTERNAL REVENUE CODE

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.           The name, address and taxpayer identification number of the undersigned are:

Name:	(the “Taxpayer”)

Address:

Social Security No./Taxpayer Identification No.:

2.           Description of property with respect to which the election is being made:

The election is being made with respect to                          LTIP Units in Essex Portfolio, L.P. (the “Partnership”).

3.           The date on which the LTIP Units were transferred is December 4, 2007.  The taxable year to which this election relates is calendar year 2007.

4.           Nature of restrictions to which the LTIP Units are subject:

(a)	With limited exceptions, until the LTIP Units vest, the Taxpayer may not transfer in any manner any portion of the LTIP Units without the consent of EPLP.

(b)
The Taxpayer’s LTIP Units vest in accordance with the vesting provisions described in the Schedule attached hereto.  Unvested LTIP Units are forfeited in accordance with the vesting provisions described in the Schedule attached hereto.

5.           The fair market value at time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the LTIP Units with respect to which this election is being made was $0 per LTIP Unit.

6.           The amount paid by the Taxpayer for the LTIP Units was $0 per LTIP Unit.

7.           A copy of this statement has been furnished to Essex Portfolio, L.P. and Essex Property Trust, Inc.

Dated:

Name:

SCHEDULE A

Vesting Provisions of LTIP Units

LTIP Units are subject to time-based and performance-based vesting with the final vesting percentage equaling the product of the time-based vesting percentage and the performance-based vesting percentage.  Performance-based vesting will be from 0-100% based on the Essex Property Trust, Inc.’s (the “Company’s”) per-share total return to shareholders for the period from December 4, 2007 to December 3, 2010 (or earlier in certain circumstances).  One hundred percent (100%) of the LTIP Units that remain outstanding following the determination of performance-based vesting will vest on December 4, 2010, provided that the Taxpayer remains a non-employee member of the Board of Directors of the Company through such dates, subject to acceleration in the event of certain change of control transactions or termination of the Taxpayer’s status as a non-employee director under specified circumstances.  Unvested LTIP Units are subject to forfeiture in the event of failure to vest if the Taxpayer is not a non-employee director on the applicable vesting date or performance-based vesting conditions are not satisfied.